UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2016
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LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4650 Cushing Parkway Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Amendment and Restatement of Term Loan Agreement
As previously reported in a Current Report on Form 8-K filed by Lam Research Corporation (the “Company”) on November 12, 2015 (the “Prior 8-K”), on November 10, 2015, the Company entered into an unsecured term loan agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Term Loan Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent, Goldman Sachs Bank, USA, JPMorgan Chase Bank, N.A., Barclays Bank PLC and Citibank, N.A., as joint bookrunners and joint lead arrangers, and the lenders and other agents named therein. The Existing Term Loan Agreement provides for a $900 million senior unsecured term loan facility composed of two tranches: (i) a $375.0 million tranche of 3-year senior unsecured loans; and (ii) a $525.0 million tranche of 5-year senior unsecured loans.
On May 13, 2016, the Company entered into the Amended and Restated Term Loan Agreement (the “Amended and Restated Term Loan Agreement”), among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, which amends and restates the Company’s Existing Term Loan Agreement.
Among other things, the Amended and Restated Term Loan Agreement provides for a $630.0 million increase to the Company’s 3-year tranche of senior unsecured term loans, from $375.0 million under the Existing Term Loan Agreement to $1,005.0 million under the Amended and Restated Term Loan Agreement. Other than as disclosed in the preceding sentence, the material terms of the Amended and Restated Term Loan Agreement are substantially the same as the Existing Term Loan Agreement.
The foregoing description of the Amended and Restated Term Loan Agreement does not purport to be a complete description of its terms and is qualified in all respects by reference to the complete text of the Amended and Restated Term Loan Agreement, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference. The Existing Term Loan Agreement is summarized in more detail in the Prior 8-K, which summary is qualified in all respects by reference to the complete text of the Existing Term Loan Agreement filed as Exhibit 10.2 to the Prior 8-K and incorporated into this Item 1.01 by reference, in each case as amended or superseded by the disclosure provided herein and the full text of the Amended and Restated Term Loan Amendment.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The disclosure under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in response to this Item 2.03.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

10.1	Amended and Restated Term Loan Agreement, dated May 13, 2016, among Lam Research Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2016	LAM RESEARCH CORPORATION

	By:	/s/ Douglas R. Bettinger
Douglas R. Bettinger
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

10.1	Amended and Restated Term Loan Agreement, dated May 13, 2016, among Lam Research Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.